Exhibit 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Arkona, Inc. (the "Company") on Form 10-KSB for the annual period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
L. Russo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 27, 2003                                /s/ Stephen L. Russo
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                                             Stephen L. Russo
                                             Chief Financial Officer